Summary Prospectus December 29, 2022 PMC Core Fixed Income Fund Advisor Class Shares (PMFIX) Institutional Class Shares (PMFQX) www.investpmc.com
Before you invest, you may want to review the PMC Core Fixed Income Fund’s (the “Fund”) Statutory Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The current Statutory Prospectus and Statement of Additional Information dated December 29, 2022 are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at http://www.investpmc.com/solutions/portfolios. You can also get this information at no cost by calling (866) PMC-7338 or by sending an email request to ClientServices@envestnetpmc.com.

Investment Objective. The investment objective of the PMC Core Fixed Income Fund (the “Core Fixed Income Fund” or the “Fund”) is to provide current income consistent with low volatility of principal.
Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	Advisor Class Shares	Institutional Class Shares
	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.23%	0.23%
Total Annual Fund Operating Expenses	1.13%	0.88%
Fee Waiver/Expense Reimbursement	-0.28%	-0.28%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(1)	0.85%	0.60%
(1)Pursuant to an operating expense limitation agreement between Envestnet Asset Management, Inc. (the “Adviser”), the Fund’s investment adviser, and the Trust, on behalf of the Fund, the Adviser has agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively “Excluded Expenses”)) do not exceed 0.60% of the Fund’s average daily net assets through December 29, 2023. The operating expense limitation agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The operating expense limitation agreement discussed in the table above is reflected only through December 29, 2023. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Advisor Class	$87	$331	$595	$1,350
Institutional Class	$61	$253	$460	$1,059
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended August 31, 2022, the Fund’s portfolio turnover rate was 201.7% of the average value of its portfolio.

Principal Investment Strategies. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities that are rated investment grade or better (i.e., securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) or another nationally recognized statistical rating organization (“NRSRO”), or determined to be of comparable quality by the Adviser or sub-adviser if the security is unrated). In addition, the Fund may invest up to 20% of its net assets, measured at the time of purchase, in high-yield debt securities that are rated BB+ or lower by a NRSRO, or, if unrated, securities deemed by the Adviser or a sub-adviser to be of comparable quality). Such securities are considered to be below “investment grade” and are also known as “junk bonds.” The lowest rating for any high-yield debt security in which the Fund may invest is CCC+ by a NRSRO. In the event a security is split rated by two or more NRSROs, the higher rating will be used to determine credit quality. The Fund may invest in fixed income securities with a range of maturities, from short-term obligations carrying maturities of less than one year to long-term obligations carrying maturities of more than 20 years. It is expected that the weighted average maturity of the securities in the Fund will closely approximate the weighted average maturity of the Bloomberg U.S. Aggregate Bond Index.

The Fund intends to invest in the following types of fixed income securities:

• U.S. Government and U.S. Agency Obligations	• U.S. Treasury obligations and other “stripped securities”
• mortgage-backed securities	• asset-backed securities
• U.S. and foreign corporate debt	• municipal securities
• obligations of international agencies or supranational entities	• zero-coupon, pay-in-kind or deferred-payment securities
• when-issued securities	• delayed-delivery securities
• custodial receipts	• high-yield debt securities
• emerging markets debt	• convertible securities
The Fund may invest up to 20% of its net assets in fixed income securities issued by foreign corporations and foreign governments, including corporations and governments in emerging markets that are denominated in a currency other than the U.S. dollar. The foreign fixed income securities in which the Fund invests may have maturities of any length, and may be investment grade, non-investment grade or unrated. In addition to direct investments in fixed income securities, at any time the Fund may seek to achieve its investment objective by allocating up to 100% of its assets among shares of different exchange-traded funds (“ETFs”) that invest in fixed income securities that are rated investment grade or better by Moody’s, S&P or another NRSRO.
he Manager of Managers Approach. The Adviser is responsible for developing, constructing and monitoring the asset allocation and portfolio strategy for the Fund and may actively manage a portion of the Fund’s portfolio. The Adviser believes that an investment’s reward and risk characteristics can be enhanced by employing multiple sub-advisory firms, with complementary styles and approaches, who manage distinct segments of a market, asset class or investment style for the Fund. In managing the

Fund, the Fund’s sub-advisers generally rely on detailed proprietary research. The sub-advisers focus on the sectors and securities they believe are undervalued relative to the market. The Fund’s sub-advisers will trade the Fund’s portfolio securities actively, and may experience a high portfolio turnover rate. In selecting individual securities for investment, the Fund’s sub-advisers typically:

•use in-depth fundamental research to identify sectors and securities for investment by the Fund and to analyze risk;
•exploit inefficiencies in the valuation of risk and reward;
•look to capitalize on rapidly shifting market risks and dynamics caused by economic and technical factors; and
•consider the liquidity of securities and the portfolio overall as an important factor in portfolio construction.

The Fund’s sub-advisers generally sell securities in order to take advantage of investments in other securities offering what the sub-adviser believes is the potential for more attractive current income or capital gain or both.

Principal Risks. Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund. The principal risks of investing in the Fund are:
•Management Risk. The Adviser’s investment strategies for the Fund, including the “manager of managers” approach described above, may not result in an increase in the value of your investment or in overall performance equal to other investments.
•Model/Algorithm Risk. The Adviser seeks to pursue each Fund’s investment objective by using models/algorithms that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models/algorithms and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models/algorithms (including, but not limited to, software issues and other technological issues). There is no guarantee that the Adviser’s use of these models will result in effective investment decisions for the Funds.
•General Market Risk. The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally.
•Market Events Risk. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic, uncertainties regarding interest rates, rising inflation, trade tensions, and the threat of tariffs imposed by the U.S. and other countries. The recovery from COVID-19 is proceeding at slower than expected rates and may last for a prolonged period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.
•When‑Issued Securities Risk. The price or yield obtained in a when-issued transaction may be less favorable than the price or yield available in the market when the securities delivery takes place, or that failure of a party to a transaction to consummate the trade may result in a loss to the Fund or missing an opportunity to obtain a price considered advantageous.
•Foreign Securities and Currency Risk. Risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies. Countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues. Income earned on foreign securities may be subject to foreign withholding taxes.
•ETF Risk. Risk associated with bearing indirect fees and expenses charged by ETFs in which the Fund may invest in addition to its direct fees and expenses, as well as indirectly bearing the principal risks of those ETFs. Also, there is a risk that the market price of the ETF’s shares may trade at a discount to their net asset value or that an active trading market for an ETF’s shares may not develop or be maintained.
•High Portfolio Turnover Rate Risk. A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs and the realization by the Fund and distribution to shareholders of a greater amount of capital gains, including short-term capital gains, than if the Fund had a low portfolio turnover rate. As a result, it is likely you may have a higher tax liability as distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.

•Debt Securities Risk. Interest rates may go up resulting in a decrease in the value of the securities held by the Fund. Credit risk is the risk that an issuer will not make timely payments of principal and interest. A credit rating assigned to a particular debt security is essentially the opinion of an NRSRO as to the credit quality of an issuer and may prove to be inaccurate. There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.
•High-Yield Debt Securities Risk. The fixed income securities held by the Fund that are rated below investment grade are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer. Such securities are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
•Municipal Securities Risk. The value of municipal securities may be adversely affected by local political and economic factors, supply and demand factors, the creditworthiness of the issuer, or the ability of the issuer or projects backing such securities to generate taxes or revenues.
•LIBOR Transition Risk. The Fund may invest in securities or derivatives that use LIBOR as a benchmark or reference rate. The expected discontinuation of LIBOR could have a significant impact on the financial markets, and may present a risk for certain market participants, including the risk that the transition from LIBOR to alternative interest rate benchmarks will not be orderly, will occur over various time periods or will have unintended consequences.
•Asset-Backed and Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to the risk of prepayment. These types of securities may also decline in value because of mortgage foreclosures or defaults on the underlying obligations.
•U.S. Government and U.S. Agency Obligations Risk. Entities that are not backed by the full faith and credit of the U.S. Government may default on a financial obligation. The value of these types of securities may also decline when market interest rates increase.
•Interest Rate Risk. Debt securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt securities with shorter maturities.
•Call Risk. During periods of declining interest rates, a bond issuer may “call”-or repay- its high yielding bonds before their maturity dates.
•Prepayment and Extension Risk. Prepayment occurs when the issuer of a debt security can repay principal prior to the security’s maturity. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates.
•Credit Risk. Debt securities are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated debt securities involve greater credit risk, including the possibility of default or bankruptcy.
•Liquidity Risk. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features make it more difficult to sell or buy a security at a favorable price or time.
•Emerging Markets Risk. The Fund may invest in securities of foreign companies located in emerging markets, which are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.
•Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
•Zero-Coupon Bond Risk. Zero coupon bonds do not pay interest on a current basis and may be highly volatile as interest rates rise or fall. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.

Performance. The performance information demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the one year, five year, ten year and since inception periods compare with those of a broad measure of market performance. Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling toll-free at (866) PMC-7338.
Advisor Class Shares(1)
Calendar Year Returns as of December 31
(1) The returns shown in the bar chart are for Advisor Class shares of the Fund. Institutional Class shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that Institutional Class shares have lower expenses and, as a result, annual returns would be higher.
The Fund’s calendar year-to-date return as of September 30, 2022 was -15.60%. During the period shown in the bar chart, the best performance for a quarter was 6.18% (for the quarter ended June 30, 2020) and the worst performance was -3.08% (for the quarter ended June 30, 2013).

Average Annual Total Returns (for the periods ended December 31, 2021)
PMC Core Fixed Income Fund - Advisor Class Shares	One Year	Five Years	Ten Years	Since Inception (September 28, 2007)
Return Before Taxes	-1.30%	3.84%	2.98%	4.53%
Return After Taxes on Distributions	-2.19%	2.69%	2.01%	3.34%
Return After Taxes on Distributions and Sale of Fund Shares	-0.61%	2.51%	1.92%	3.16%
PMC Core Fixed Income Fund - Institutional Class Shares
Return Before Taxes	-1.10%	3.97%	3.04%	4.58%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-1.54%	3.57%	2.90%	4.03%
Institutional Class shares of the Fund commenced operations on July 1, 2019. Advisor Class shares of the Fund commenced operations on September 28, 2007.

Performance shown for Institutional Class shares prior to July 1, 2019 reflects the performance of the Advisor Class shares, adjusted to reflect the lower fees and expenses applicable to Institutional Class shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRA”). After tax returns are shown only for Advisor Class shares and after tax returns for Institutional Class shares will vary.
In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.

Management
Investment Adviser and Sub-Advisers. Envestnet Asset Management, Inc. is the Fund’s investment adviser. Neuberger Berman Investment Advisers LLC (“NBIA”) serves as the Fund’s sub-adviser.
Portfolio Managers. The Fund is managed by the following team of portfolio managers:

Portfolio Manager	Years of Service with the Fund	Primary Title
Brandon R. Thomas	Since 2010	Managing Director, Co-Founder and Chief Investment Officer of the Adviser
David M. Brown	Since 2019	Managing Director, NBIA
Thanos Bardas	Since 2019	Managing Director, NBIA
Nathan Kush	Since 2019	Managing Director, NBIA

Purchase and Sale of Fund Shares. You may purchase or redeem shares by mail, PMC Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 (for overnight or express mail), or by telephone at (866) PMC-7338, on any day the New York Stock Exchange (“NYSE”) is open for trading. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial amount of investment in a Fund and exchanges into a Fund from another Fund in the PMC Funds family is $250 for Advisor Class shares and $1,000 for Institutional Class shares. Subsequent investments in a Fund and exchanges for all types of accounts may be made with a minimum investment of $50.

Tax Information. A Fund’s distributions will be taxed as ordinary income or long-term capital gain, unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.